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                                                              EXHIBIT (h)(32)(b)

           AMENDMENT NO. 3 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                                      AMONG
                             OPPENHEIMERFUNDS, INC.
                                       AND
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

The Administrative Services Letter Agreement by and between OppenheimerFunds, Inc. and American General Life Insurance Company (the "Agreement") is hereby amended as follows:

     1. Schedule B is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of July 1, 2008

OppenheimerFunds, Inc.


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


The United States Life Insurance
Company in the City of New York

                                        ATTEST:


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------

                                        [Corporate Seal]

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                                  SCHEDULE B TO
           AMENDMENT NO. 3 TO ADMINISTRATIVE SERVICES LETTER AGREEMENT
                            (EFFECTIVE JULY 1, 2008)
                                      AMONG
                             OPPENHEIMERFUNDS, INC.
                                       AND
        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Separate Accounts                          Products
-----------------                          ---------

The United States Life Insurance Company   Platinum Investor PLUS VUL
in the City of New York                    Form No. 02600N
Separate Account USL VL-R
                                           Platinum Investor Survivor II VUL
                                           Form No. 99206N

                                           Platinum Investor VIP VUL
                                           Form No. 05604N

                                           AIG Protection Advantage VUL
                                           Form Nos. 07921N and 07921NU

The United States Life Insurance Company   Platinum Investor Immediate VA
In the City of New York                    Form No. 03017N
Separate Account USL VA-R